                                                                    EXHIBIT 99.2


[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1

                              RMBS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS



                           $500,000,100 (APPROXIMATE)

                                  MLCC 2004-HB1
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS


                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER


                          CENDANT MORTGAGE CORPORATION
                                    SERVICER



                                  JULY 7, 2004

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLCC2004-HB1_COMPMAT2 - PRICE/YIELD - AX                              AAA WAC IO


Balance     $315,000,000     Delay              24          WAC       3.270621      WAM        289
Coupon      1.205931         Dated              7/1/04      NET       3.020621      WALA       11
Settle      7/28/04          First Payment      8/25/04

                              1           2           3           4           5           6           7           8           9
             PREPAY      10 CPR      15 CPR      20 CPR      25 CPR      30 CPR      35 CPR      40 CPR      45 CPR      50 CPR
                          Yield       Yield       Yield       Yield       Yield       Yield       Yield       Yield       Yield
             ------       -----       -----       -----       -----       -----       -----       -----       -----       -----
            3.39818       36.13       29.19       21.90       13.79        4.62      (5.35)     (16.26)     (28.02)     (41.09)
            3.41818       35.84       28.91       21.62       13.51        4.33      (5.65)     (16.55)     (28.32)     (41.39)
            3.43818       35.55       28.63       21.34       13.23        4.05      (5.94)     (16.85)     (28.62)     (41.70)
            3.45818       35.27       28.35       21.07       12.95        3.77      (6.23)     (17.14)     (28.92)     (42.00)
            3.47818       34.99       28.08       20.80       12.68        3.49      (6.51)     (17.44)     (29.22)     (42.30)
            3.49818       34.71       27.81       20.53       12.41        3.21      (6.79)     (17.72)     (29.51)     (42.59)
            3.51818       34.44       27.54       20.26       12.14        2.94      (7.07)     (18.01)     (29.80)     (42.88)
            3.53818       34.17       27.27       20.00       11.88        2.67      (7.35)     (18.29)     (30.08)     (43.17)
            3.55818       33.90       27.01       19.74       11.61        2.40      (7.62)     (18.57)     (30.37)     (43.46)
            3.57818       33.64       26.75       19.48       11.35        2.13      (7.89)     (18.85)     (30.65)     (43.74)
            3.59818       33.38       26.50       19.23       11.10        1.87      (8.16)     (19.12)     (30.93)     (44.02)
            3.61818       33.12       26.25       18.98       10.84        1.61      (8.43)     (19.39)     (31.20)     (44.30)
            3.63818       32.87       26.00       18.73       10.59        1.35      (8.69)     (19.66)     (31.47)     (44.58)
            3.65818       32.62       25.75       18.48       10.34        1.09      (8.95)     (19.93)     (31.74)     (44.85)
            3.67818       32.37       25.50       18.24       10.09        0.84      (9.21)     (20.19)     (32.01)     (45.12)
            3.69818       32.12       25.26       18.00        9.85        0.59      (9.47)     (20.45)     (32.28)     (45.39)
            3.71818       31.88       25.02       17.76        9.61        0.34      (9.72)     (20.71)     (32.54)     (45.66)
            3.73818       31.63       24.78       17.53        9.37        0.10      (9.97)     (20.97)     (32.80)     (45.92)
            3.75818       31.40       24.55       17.29        9.13      (0.15)     (10.22)     (21.22)     (33.06)     (46.18)
            3.77818       31.16       24.32       17.06        8.90      (0.39)     (10.47)     (21.47)     (33.32)     (46.44)
            3.79818       30.93       24.09       16.83        8.67      (0.63)     (10.72)     (21.72)     (33.57)     (46.70)
            3.81818       30.69       23.86       16.61        8.44      (0.86)     (10.96)     (21.97)     (33.82)     (46.96)
            3.83818       30.47       23.64       16.38        8.21      (1.10)     (11.20)     (22.22)     (34.07)     (47.21)
            3.85818       30.24       23.41       16.16        7.98      (1.33)     (11.44)     (22.46)     (34.32)     (47.46)
            3.87818       30.02       23.19       15.94        7.76      (1.56)     (11.67)     (22.70)     (34.57)     (47.71)
            3.89818       29.79       22.98       15.72        7.54      (1.79)     (11.91)     (22.94)     (34.81)     (47.95)
            3.91818       29.57       22.76       15.51        7.32      (2.01)     (12.14)     (23.18)     (35.05)     (48.20)
            3.93818       29.36       22.55       15.29        7.10      (2.24)     (12.37)     (23.41)     (35.29)     (48.44)
            3.95818       29.14       22.33       15.08        6.88      (2.46)     (12.60)     (23.65)     (35.53)     (48.68)
            3.97818       28.93       22.12       14.87        6.67      (2.68)     (12.82)     (23.88)     (35.76)     (48.92)
            3.99818       28.72       21.92       14.66        6.46      (2.90)     (13.05)     (24.11)     (35.99)     (49.16)

                WAL        7.25        5.16        3.89        3.03        2.44        2.02        1.70        1.46        1.25
           Mod Durn        2.15        2.19        2.20        2.17        2.12        2.07        2.03        2.00        1.97
   Principal Window     NA - NA     NA - NA     NA - NA     NA - NA     NA - NA     NA - NA     NA - NA     NA - NA     NA - NA
 Principal # Months          NA          NA          NA          NA          NA          NA          NA          NA          NA

          LIBOR_1MO        1.36        1.36        1.36        1.36        1.36        1.36        1.36        1.36        1.36
          LIBOR_6MO        1.94        1.94        1.94        1.94        1.94        1.94        1.94        1.94        1.94
             PREPAY      10 CPR      15 CPR      20 CPR      25 CPR      30 CPR      35 CPR      40 CPR      45 CPR      50 CPR
Optional Redemption    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)

MLCC2004-HB1_COMPMAT2 - PRICE/YIELD - A3                          AAA 6ML WAC PT


Balance     $157,500,000     Delay              24          WAC(3)    3.3      WAM(3)     289
Coupon      3.05             Dated              7/1/04      NET(3)    3.05     WALA(3)    11
Settle      7/28/04          First Payment      8/25/04

                              1           2           3           4           5           6           7           8           9
             PREPAY      10 CPR      15 CPR      20 CPR      25 CPR      30 CPR      35 CPR      40 CPR      45 CPR      50 CPR
                          Yield       Yield       Yield       Yield       Yield       Yield       Yield       Yield       Yield
             ------       -----       -----       -----       -----       -----       -----       -----       -----       -----
          102.90335        3.24        3.06        2.85        2.62        2.36        2.09        1.79        1.48        1.12
          102.92335        3.24        3.05        2.85        2.61        2.35        2.08        1.78        1.46        1.11
          102.94335        3.24        3.05        2.84        2.61        2.34        2.07        1.77        1.45        1.09
          102.96335        3.23        3.05        2.84        2.60        2.34        2.06        1.76        1.43        1.08
          102.98335        3.23        3.04        2.83        2.59        2.33        2.05        1.75        1.42        1.06
          103.00335        3.23        3.04        2.83        2.58        2.32        2.04        1.73        1.41        1.05
          103.02335        3.22        3.03        2.82        2.58        2.31        2.03        1.72        1.39        1.03
          103.04335        3.22        3.03        2.81        2.57        2.30        2.02        1.71        1.38        1.01
          103.06335        3.22        3.02        2.81        2.56        2.29        2.01        1.70        1.37        1.00
          103.08335        3.21        3.02        2.80        2.56        2.28        2.00        1.69        1.35        0.98
          103.10335        3.21        3.02        2.80        2.55        2.28        1.99        1.67        1.34        0.97
          103.12335        3.21        3.01        2.79        2.54        2.27        1.98        1.66        1.33        0.95
          103.14335        3.21        3.01        2.79        2.54        2.26        1.97        1.65        1.31        0.94
          103.16335        3.20        3.00        2.78        2.53        2.25        1.96        1.64        1.30        0.92
          103.18335        3.20        3.00        2.78        2.52        2.24        1.95        1.63        1.28        0.90
          103.20335        3.20        2.99        2.77        2.52        2.23        1.94        1.62        1.27        0.89
          103.22335        3.19        2.99        2.76        2.51        2.23        1.93        1.60        1.26        0.87
          103.24335        3.19        2.99        2.76        2.50        2.22        1.92        1.59        1.24        0.86
          103.26335        3.19        2.98        2.75        2.49        2.21        1.91        1.58        1.23        0.84
          103.28335        3.18        2.98        2.75        2.49        2.20        1.90        1.57        1.22        0.83
          103.30335        3.18        2.97        2.74        2.48        2.19        1.89        1.56        1.20        0.81
          103.32335        3.18        2.97        2.74        2.47        2.18        1.88        1.55        1.19        0.79
          103.34335        3.17        2.96        2.73        2.47        2.18        1.87        1.53        1.18        0.78
          103.36335        3.17        2.96        2.73        2.46        2.17        1.86        1.52        1.16        0.76
          103.38335        3.17        2.96        2.72        2.45        2.16        1.85        1.51        1.15        0.75
          103.40335        3.16        2.95        2.71        2.45        2.15        1.84        1.50        1.14        0.73
          103.42335        3.16        2.95        2.71        2.44        2.14        1.83        1.49        1.12        0.72
          103.44335        3.16        2.94        2.70        2.43        2.13        1.82        1.48        1.11        0.70
          103.46335        3.15        2.94        2.70        2.43        2.13        1.81        1.46        1.09        0.69
          103.48335        3.15        2.93        2.69        2.42        2.12        1.80        1.45        1.08        0.67
          103.50335        3.15        2.93        2.69        2.41        2.11        1.79        1.44        1.07        0.65

                WAL        7.25        5.16        3.89        3.03        2.44        2.02        1.70        1.46        1.25
           Mod Durn        6.02        4.50        3.51        2.81        2.30        1.93        1.65        1.42        1.23
   Principal Window     Aug04 -     Aug04 -     Aug04 -     Aug04 -     Aug04 -     Aug04 -     Aug04 -     Aug04 -     Aug04 -
                          Feb21       May17       Sep14       Aug12       Jan11       Dec09       Feb09       Jun08       Nov07
 Principal # Months         199         154         122          97          78          65          55          47          40

          LIBOR_1MO        1.36        1.36        1.36        1.36        1.36        1.36        1.36        1.36        1.36
          LIBOR_6MO        1.94        1.94        1.94        1.94        1.94        1.94        1.94        1.94        1.94
             PREPAY      10 CPR      15 CPR      20 CPR      25 CPR      30 CPR      35 CPR      40 CPR      45 CPR      50 CPR
Optional Redemption    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)

MLCC2004-HB1_COMPMAT2 - BEEM TABLE - A3                           AAA 6ML WAC PT

Balance     $157,500,000     Delay            24          WAC(3)    3.3      WAM(3)     289
Coupon      3.05             Dated            7/1/04      NET(3)    3.05     WALA(3)    11
Settle      7/28/04          First Payment    8/25/04

              PRICE           1           2           3           4           5           6           7           8           9
             PREPAY      10 CPR      15 CPR      20 CPR      25 CPR      30 CPR      35 CPR      40 CPR      45 CPR      50 CPR
                           BEEM        BEEM        BEEM        BEEM        BEEM        BEEM        BEEM        BEEM        BEEM
             ------        ----        ----        ----        ----        ----        ----        ----        ----        ----
          102.90335         130         112          91          68          42          15        (15)        (46)        (82)
          102.92335         130         111          91          67          41          14        (16)        (48)        (83)
          102.94335         130         111          90          67          40          13        (17)        (49)        (85)
          102.96335         129         111          90          66          40          12        (18)        (51)        (86)
          102.98335         129         110          89          65          39          11        (19)        (52)        (88)
          103.00335         129         110          89          64          38          10        (21)        (53)        (89)
          103.02335         128         109          88          64          37           9        (22)        (55)        (91)
          103.04335         128         109          87          63          36           8        (23)        (56)        (93)
          103.06335         128         108          87          62          35           7        (24)        (57)        (94)
          103.08335         127         108          86          62          34           6        (25)        (59)        (96)
          103.10335         127         108          86          61          34           5        (27)        (60)        (97)
          103.12335         127         107          85          60          33           4        (28)        (61)        (99)
          103.14335         127         107          85          60          32           3        (29)        (63)       (100)
          103.16335         126         106          84          59          31           2        (30)        (64)       (102)
          103.18335         126         106          84          58          30           1        (31)        (66)       (104)
          103.20335         126         105          83          58          29          --        (32)        (67)       (105)
          103.22335         125         105          82          57          29         (1)        (34)        (68)       (107)
          103.24335         125         105          82          56          28         (2)        (35)        (70)       (108)
          103.26335         125         104          81          55          27         (3)        (36)        (71)       (110)
          103.28335         124         104          81          55          26         (4)        (37)        (72)       (111)
          103.30335         124         103          80          54          25         (5)        (38)        (74)       (113)
          103.32335         124         103          80          53          24         (6)        (39)        (75)       (115)
          103.34335         123         102          79          53          24         (7)        (41)        (76)       (116)
          103.36335         123         102          79          52          23         (8)        (42)        (78)       (118)
          103.38335         123         102          78          51          22         (9)        (43)        (79)       (119)
          103.40335         122         101          77          51          21        (10)        (44)        (80)       (121)
          103.42335         122         101          77          50          20        (11)        (45)        (82)       (122)
          103.44335         122         100          76          49          19        (12)        (46)        (83)       (124)
          103.46335         121         100          76          49          19        (13)        (48)        (85)       (125)
          103.48335         121          99          75          48          18        (14)        (49)        (86)       (127)
          103.50335         121          99          75          47          17        (15)        (50)        (87)       (129)

                WAL        7.25        5.16        3.89        3.03        2.44        2.02        1.70        1.46        1.25
           Mod Durn        6.02        4.50        3.51        2.81        2.30        1.93        1.65        1.42        1.23
   Principal Window     Aug04 -     Aug04 -     Aug04 -     Aug04 -     Aug04 -     Aug04 -     Aug04 -     Aug04 -     Aug04 -
                          Feb21       May17       Sep14       Aug12       Jan11       Dec09       Feb09       Jun08       Nov07
 Principal # Months         199         154         122          97          78          65          55          47          40

          LIBOR_1MO        1.36        1.36        1.36        1.36        1.36        1.36        1.36        1.36        1.36
          LIBOR_6MO        1.94        1.94        1.94        1.94        1.94        1.94        1.94        1.94        1.94
             PREPAY      10 CPR      15 CPR      20 CPR      25 CPR      30 CPR      35 CPR      40 CPR      45 CPR      50 CPR
Optional Redemption    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)